                                                                   Exhibit 10.22

                                 PROMISSORY NOTE
                                 ---------------

$50,000.00                                                        April 23, 2002

     FOR VALUE RECEIVED, the undersigned, DWANGO NORTH AMERICA, INC., a Texas Corporation ("Maker"), whose address is 222 Vanderpool, Houston, Texas 77024, hereby promises to pay to the order of MARILYN MILLER, an individual whose address is 222 Vanderpool, Houston, Texas 77024 (together with subsequent owners or holders of this Note, the "Holders"), the aggregate principal amount of FIFTY THOUSAND Dollars ($50,000.00), together with interest on the unpaid balance thereof from April 23, 2002 until July 22, 2002 ("Maturity Date") at 10% per annum (based on a year of 365 days). Maker shall have the option to extend the Maturity Date until October 20, 2002, upon the same terms and conditions. All principal and any interest hereunder shall be payable on the Maturity Date at the principal offices of Holder or such other place which Holder may hereinafter designate in writing.

     It is the intention of the parties hereto to conform strictly to applicable usury laws as in effect from time to time during the term of this Note. Accordingly, if any transaction or transactions contemplated hereby would be usurious under applicable law (including the laws of the United States of America, or of any other jurisdiction whose laws may be mandatorily applicable), then, in that event, notwithstanding anything to the contrary in this Note, it is agreed as follows: (i) the provisions of this paragraph shall govern and control; (ii) the aggregate of all interest under applicable laws that is contracted for, charged or received under this Note shall under no circumstances exceed the maximum amount of interest allowed by applicable law, and any excess shall be promptly credited to Maker by Holder (or, if such consideration shall have been paid in full, such excess shall be promptly refunded to Maker by Holder) (iii) neither Maker nor any other person or entity now or hereafter liable in connection with this Note shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum interest permitted by the applicable usury laws; and (iv) the effective rate of interest shall be ipso facto reduced to the maximum lawful interest rate.

     Maker shall have the privilege to prepay this Note at any time, and from time to time, in whole or in part, without penalty or fee. Any prepayment of principal under this Note shall include accrued interest to the date of prepayment on the principal amount being prepaid.

     IN WITNESS WHEREOF, Maker has executed this Note effective as of the date first above written on this 23/rd/ day of April, 2002.

                                        DWANGO NORTH AMERICA, INC.,
                                        a Texas corporation


                                        By:  /s/ Robert E. Huntley
                                           -------------------------------------
                                           Robert E. Huntley, President

                            (Page 1 of a 1 Page Note)

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              MODIFICATION, RENEWAL & EXTENSION OF PROMISSORY NOTE
              ----------------------------------------------------

     WHEREAS, DWANGO NORTH AMERICA, INC., f/k/a DWANGO U.S.A., INC., a Texas Corporation, ("Maker"), whose address is 222 Vanderpool, Houston, Texas 77024, is the borrower under that certain Promissory Note ("Note") dated April 27, 2001, in the original principal amount of $50,000.00, originally executed by Maker, payable to the order MARILYN MILLER, an individual whose address is 222 Vanderpool, Houston, Texas 77024 (together with subsequent owners or holders of this Note, the "Holder"), bearing interest and being payable as provided therein;

     WHEREAS, Maker has requested that Holder modify and extend the Note as provided herein; and

     WHEREAS, Maker and Holder have agreed to modify and extend the Note subject to and in accordance with the terms of this Agreement;

     NOW, THERFORE, in consideration of the promises and covenants contained herein and Ten Dollars and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do covenant and agree as follows:

     1. The Note is hereby modified such that Maker hereby promises to pay to the order of Holder the aggregate principal amount of FIFTY THOUSAND Dollars ($50,000.00), together with interest on the unpaid balance thereof from April 27, 2001 until April 26, 2003 ("Maturity Date") at 10% per annum (based on a year of 365 days). All principal and any interest hereunder shall be payable on the Maturity Date at the principal offices of Holder or such other place which Holder may hereinafter designate in writing.

     2. It is the intention of the parties hereto to conform strictly to applicable usury laws as in effect from time to time during the term of this Note. Accordingly, if any transaction or transactions contemplated hereby would be usurious under applicable law (including the laws of the United States of America, or of any other jurisdiction whose laws may be mandatorily applicable), then, in that event, notwithstanding anything to the contrary in this Note, it is agreed as follows: (i) the provisions of this paragraph shall govern and control; (ii) the aggregate of all interest under applicable laws that is contracted for, charged or received under this Note shall under no circumstances exceed the maximum amount of interest allowed by applicable law, and any excess shall be promptly credited to Maker by Holder (or, if such consideration shall have been paid in full, such excess shall be promptly refunded to Maker by Holder) (iii) neither Maker nor any other person or entity now or hereafter liable in connection with this Note shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum interest permitted by the applicable usury laws; and (iv) the effective rate of interest shall be ipso facto reduced to the maximum lawful interest rate.

(Page 1 of a 2 Page Note)

     3. Maker shall have the privilege to prepay this Note at any time, and from time to time, in whole or in part, without penalty or fee. Any prepayment of principal under this Note shall include accrued interest to the date of prepayment on the principal amount being prepaid.

     IN WITNESS WHEREOF, Maker and Holder have executed this Note effective as of the date first above written on this 23/rd/ day of April, 2002.

DWANGO NORTH AMERICA, INC.,
a Texas corporation


/s/ Robert E. Huntley
----------------------------------------
Robert E. Huntley, President


/s/ Marilyn Miller
----------------------------------------
Marilyn Miller

                            (Page 2 of a 2 Page Note)

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                                Note Confirmation

     This document will confirm that as of August 30, 2002, the Promissory Note by and between Dwango North America, Inc. ("DNA") as maker and Marilyn Miller ("Miller") as holder and dated April 23, 2002 ("1st Note"), had been paid in full by DNA. In addition, this document will confirm that on August 30, 2002, the Promissory Note by and between Dwango North America, Inc. ("DNA") as maker and Marilyn Miller ("Miller") as holder and dated April 27, 2001 and the modification, renewal & extension thereof dated April 23, 2002 ("2nd Note"), was conveyed to DNA by Miller as a contribution to capital to DNA in order to increase the paid in capital of DNA and thereby assist DNA in the successful execution of its business plan. Therefore, as of August 30, 2002, the 1st Note had been paid in full and the 2nd Note had been contributed to DNA by Miller, and DNA had no further debts to Miller.

MARILYN MILLER


/s/ Marilyn Miller
----------------------------------------


Address:   222 Vanderpool
           Houston, Texas 77024

                     CONTRIBUTION OF CAPITAL TO CORPORATION
                     --------------------------------------

     This contribution of capital ("contribution") is made on this the 30th day of August, 2002, by Marilyn Miller ("Donor"), an individual whose address is 222 Vanderpool, Houston, Texas 77024, to Dwango North America, Inc., a Texas corporation ("DNA").

     WHEREAS, on or about April 27, 2001, Donor loaned DNA the aggregate principal amount of Fifty Thousand Dollars ($50,000.00) and DNA executed a Promissory Note and a subsequent Modification, Renewal & Extension of Promissory Note (hereinafter collectively "Note") in favor of Donor containing the terms and conditions provided therein and bearing interest at a rate of Ten Percent (10%) per annum (Note attached hereto as Exhibit A); and

     WHEREAS, the spouse of Donor is the Chief Executive Officer and majority shareholder of DNA; and

     WHEREAS, Donor desires to assist DNA in the successful execution of its business plan by contributing the Note to DNA and thereby increasing the paid in capital of the corporation;

     NOW THEREFORE, Donor makes the following contribution to DNA:

     Donor hereby irrevocably gives and transfers the Note, including all outstanding principal and interest thereon, to DNA.

     DNA hereby accepts this contribution from Donor.

DONOR


/s/ Marilyn Miller
----------------------------------------
Marilyn Miller


By:  /s/ Robert E. Huntley
   -------------------------------------
Robert E. Huntley, Chief
Executive Officer
DWANGO NORTH AMERICA, INC.